UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2021

NORTHERN GENESIS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39881	85-3343695
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 514-0324

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-third of one redeemable warrant	NGAB.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGAB	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGAB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On June 22, 2021, Northern Genesis Acquisition Corp. II, a Delaware corporation (“Northern Genesis II”), Embark Trucks Inc., a Delaware Corporation (“Embark”), and NGAB Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Northern Genesis II (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into Embark (the “Merger,” together with the other transactions related thereto, the “Business Combination”), with Embark surviving the Merger as a wholly owned subsidiary of Northern Genesis II (the “Surviving Corporation”).

On the date of closing of the Merger (the “Closing”) immediately prior to the effective time of the Merger (the “Effective Time”), Northern Genesis II will amend and restate its certificate of incorporation (the “Post-Closing Charter”), pursuant to which, among other things, (i) Northern Genesis II will have a dual class share structure with (x) shares of Class A common stock that will carry voting rights in the form of one vote per share (the “New Class A Common Stock”), and (y) shares of Class B common stock that will carry voting rights in the form of ten votes per share (the “New Class B Common Stock” and, together with the New Class A Common Stock, the “New Common Stock”) and (ii) all outstanding shares of common stock of Northern Genesis II (“NGA Common Stock”) will be reclassified into shares of New Class A Common Stock. At Closing, Northern Genesis II will also change its name to Embark Technology, Inc.

Merger Consideration

Immediately prior to the Effective Time, by virtue of the effectiveness of the Post-Closing Charter and without any further action on the part of any holder of the shares of NGA Common Stock issued and outstanding:

●	each share of Embark common stock that is issued and outstanding immediately prior to the Effective Time (other than any Treasury Shares (as defined below), shares of Embark common stock that exercise statutory dissenters rights and shares subject to the options, Embark Restricted Stock Awards and Embark Restricted Stock Unit Awards described below) (collectively, the “Exchange Shares”) will be canceled and converted into the right to receive the applicable portion of the number of shares of New Common Stock equal to an exchange ratio equal to the quotient of (i) (a) the base purchase price of $4,250,000,000 (as adjusted pursuant to the terms of the Merger Agreement) divided by (b) $10.00 (the “Aggregate Merger Consideration”) and (ii) Aggregate Fully Diluted Company Common Shares (as defined in the Merger Agreement). Each holder of Exchange Shares shall have its Exchange Shares converted into either (i) New Class A Common Stock, or (ii) New Class B Common Stock, as follows:

○	in the case of Exchange Shares held by each of the Founders of Embark, Alex Rodrigues and Brandon Moak (or, in each case, a trust established for the benefit of such Founder or their family), such Exchange Shares shall be converted into New Class B Common Stock (the New Class B Common Stock issued to (x) Mr. Rodrigues (or the applicable trust) will provide him with approximately 40.6% of the voting power and (y) Mr. Moak (or the applicable trust) will provide him with approximately 30.0% of the voting power, in each case, of the outstanding New Common Stock of Northern Genesis II following the Closing, assuming no redemptions by the Northern Genesis II stockholders); and

○	in the case of any other holder of Exchange Shares, such Exchange Shares shall be converted into New Class A Common Stock;

●	each share of the capital stock of Merger Sub shall be converted into one (1) share of common stock of the Surviving Corporation;

●	each outstanding option to purchase Embark common stock that is then outstanding prior to the Effective Time shall be converted into the right to receive an option relating to shares of New Common Stock upon substantially the same terms and conditions as are in effect with respect to such option immediately prior to the Effective Time, including with respect to vesting and termination-related provisions based on the Exchange Ratio;

●	each Embark Restricted Stock Award that is then outstanding prior to the Effective Time shall be converted into the right to receive restricted shares of New Common Stock with substantially the same terms and conditions as were applicable to such award immediately prior to the Effective Time (including with respect to vesting and termination-related provisions) based on the Exchange Ratio;

●	each Embark Restricted Stock Unit Award that is then outstanding prior to the Effective Time shall be converted into the right to receive restricted stock units based on shares of New Common Stock (with substantially the same terms and conditions as were applicable to such Embark RSU immediately prior to the Effective Time (including with respect to vesting and termination-related provisions) based on the Exchange Ratio; and

●	all shares of Embark common stock held in the treasury of Embark (“Treasury Shares”) will automatically be canceled and cease to exist as of the Effective Time, and no consideration will be delivered.

Closing

The Closing will occur on the date which is three (3) business days following the satisfaction or, if permissible, waiver of all of the closing conditions.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of (i) Northern Genesis II and Merger Sub and (ii) Embark relating to, among other things, their ability to enter into the Merger Agreement and their outstanding capitalization. Such representations and warranties will terminate and be of no further force and effect as of the Closing.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants providing for:

●	certain limitations on the operation of the parties’ respective businesses prior to consummation of the Merger,

●	the parties’ efforts to satisfy conditions to consummation of the Merger, including by obtaining necessary approvals from governmental agencies (including U.S. federal antitrust authorities) and

●

Northern Genesis II preparing and filing a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of the stockholders of Northern Genesis II to vote in favor of certain matters, including the adoption of the Merger Agreement and approval of the Merger, at a special meeting to be called therefor.

Conditions to Closing

The obligations of each of Northern Genesis II, Embark and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time certain closing conditions, including, but not limited to:

●	the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

●	the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination;

●	the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”);

●	the shares of New Class A Common Stock to be issued in connection with the Business Combination having been approved for listing on Nasdaq, or if requested by Embark, the New York Stock Exchange;

●	the approval of Northern Genesis II’s stockholders;

●	the approval of Embark’s stockholders;

●	the accuracy of the parties’ respective representations and warranties (subject to specified materiality thresholds) and the material performance of the parties’ respective covenants and other obligations; and

●	Northern Genesis II having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) after giving effect to the PIPE remaining after the Closing.

In addition, unless waived by Embark, the obligation of Embark to consummate the Merger is subject to the satisfaction of, among other conditions, the aggregate cash proceeds from Northern Genesis II’s trust account, together with the proceeds from the PIPE, equaling no less than $295,000,000 (after deducting any amounts paid to Northern Genesis II stockholders that exercise their redemption rights in connection with the Business Combination).

Termination

The Merger Agreement may be terminated, and the Business Combination may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Merger Agreement and the Business Combination by the stockholders of Northern Genesis II, as follows:

●	by mutual written consent of Northern Genesis II and Embark;

●	by Embark or Northern Genesis II if any governmental entity shall have enacted, issued, promulgated, enforced or entered any order which has become final and nonappealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination;

●	by either Embark or Northern Genesis II if the other party breaches its representations, warranties or covenants such that the conditions set forth in the Merger Agreement would not be satisfied, and such party fails to cure such breach (other than for certain limited exceptions)

●	by Embark if there has been a modification in the recommendation of the board of directors of Northern Genesis II relating to the approval of the Business Combination;

●	by either Embark or Northern Genesis II if the Business Combination is not consummated on or prior to November 20, 2021, plus a maximum of thirty days to the extent the Registration Statement is not declared effective by the SEC on or prior to October 21, 2021; or

●	by NGA if the Embark stockholder approvals shall not have been obtained within five (5) business days after the Registration Statement has been declared effective by the SEC and delivered or otherwise made available to stockholders.

Effect of Termination

If the Merger Agreement is terminated, the Merger Agreement will become void and there will be no liability under the Merger Agreement on the part of any party, except in the case of fraud or a willful material breach of the Merger Agreement prior to such termination, except that certain provisions of the Merger Agreement shall survive such termination.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed with this Current Report on Form 8-K. The Merger Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Northern Genesis II, Embark or Merger Sub. In particular, the assertions embodied in representations and warranties by Northern Genesis II, Embark and Merger Sub contained in the Merger Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Northern Genesis II, Embark or Merger Sub.

Registration Rights Agreement

In connection with the Closing, Northern Genesis II will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with Northern Genesis Sponsor II LLC (the “Sponsor”) and certain former stockholders of Embark (“Embark Holders”). The Registration Rights Agreement, subject to the terms thereof, will require Northern Genesis II to, among other things, file a resale shelf registration statement on behalf of the Sponsor and the Embark Holders within thirty (30) days following the Closing. The Registration Rights Agreement will also provide for certain demand rights and piggyback registration rights to in favor of each of the Sponsor and the Embark Holders, subject to customary underwriter cutbacks. Northern Genesis II will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

In connection with the Merger Agreement, Northern Genesis II, Embark and the Sponsor entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which Sponsor agreed to vote all of its shares of NGA Common Stock in favor of the approval and adoption of the Business Combination. Additionally, Sponsor agreed, among other things, not to (i) transfer any of its shares of New Class A Common Stock or warrants for certain periods of time as set forth in the Sponsor Support Agreement, subject to certain customary exceptions or (ii) enter into any voting arrangement that is inconsistent with the commitment under the Sponsor Support Agreement to vote in favor of the approval and adoption of the Business Combination. Sponsor also agreed to forfeit (i) a relative percentage of the Sponsor founder shares to the extent that the Sponsor’s investors fail to hold, at the Closing, at least one-half of the shares of NGA Common Stock issued to such Sponsor investors in connection with the Northern Genesis II initial public offering, and (ii) a portion of the founder shares in connection with the forward purchase agreement investment. The Sponsor Support Agreement will terminate upon the termination of the Merger Agreement if the Closing does not occur.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Embark Holders Support Agreement

In connection with the Merger Agreement, Northern Genesis II, Embark and certain stockholders of Embark (the “Embark Holders”) entered into the Company Holders Support Agreement (the “Embark Holders Support Agreement”) pursuant to which the Embark Holders each agreed to (i) vote his, her or its shares of Embark common stock in favor of the approval and adoption of the Business Combination, (ii) not transfer, subject to limited exceptions, any shares of Embark common stock prior to the Closing or termination of the Merger Agreement, (iii) deliver a duly executed counterpart to the Registration Rights Agreement at Closing and (iv) be bound by certain other covenants and agreements related to the Business Combination. The Embark Holders Support Agreement will terminate upon the termination of the Merger Agreement if the Closing does not occur.

The foregoing description of the Embark Holders Support Agreement is qualified in its entirety by reference to the full text of the Embark Holders Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Merger Agreement, on June 22, 2021, Northern Genesis II and Embark entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and Northern Genesis II agreed to sell to the Subscribers, an aggregate of 16,000,000 shares of New Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $160 million, in a private placement (the “PIPE”). In addition, on June 22, 2021, Northern Genesis II entered into joinders with a number of the forward purchase investors (the “FPA Subscribers”) that were parties to the previously disclosed Northern Genesis II amended and restated forward purchase agreements dated April 21, 2021 (the “Forward Purchase Agreements”), pursuant to which the FPA Subscribers confirmed their intent to purchase, and Northern Genesis II agreed to sell to the FPA Subscribers, an aggregate of 4,000,000 units of Northern Genesis II, consisting of one share of New Class A Common Stock and one-sixth of a warrant (the “PIPE Units”), for a purchase price of $10.00 per unit and an aggregate of $40 million, in the PIPE.

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements and PIPE Units pursuant to the Forward Purchase Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, Northern Genesis II agreed that, within 15 business days after the consummation of the Business Combination, Northern Genesis II will file with the SEC a registration statement registering the resale of the PIPE Shares and the New Class A Common Stock and Warrants underlying the PIPE Units (the “PIPE Resale Registration Statement”), and will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the SEC notifies Northern Genesis II that it will “review” the PIPE Resale Registration Statement) following the Closing and (ii) the 10th business day after the date Northern Genesis II is notified (orally or in writing, whichever is earlier) by the SEC that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under “Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of New Class A Common Stock and units to be offered and sold in connection with the PIPE have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On June 23, 2021, Northern Genesis II and Embark issued a joint press release announcing the execution of the Merger Agreement and announcing that Northern Genesis II and Embark will hold a conference call on June 23, 2021 at 9:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call and a telephone replay, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The script that Northern Genesis II and Embark used for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Business Combination. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Embark’s and Northern Genesis II’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Embark’s and Northern Genesis II’s expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination in a timely manner or at all; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any proposed business combination; (4) the risk that the business combination may not be completed by Northern Genesis II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought; (5) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of Northern Genesis II and Embark and the satisfaction of the minimum trust account amount following redemptions by Northern Genesis II’s public stockholders; (6) the lack of a third party valuation in determining whether or not to pursue the proposed business combination; (7) the risk that any proposed business combination disrupts current plans and operations and/or the impact that the announcement of the proposed business combination may have on Embark’s business relationships; (8) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the any proposed business combination; (10) changes in the applicable laws or regulations; (11) volatility in the price of Northern Genesis II’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Embark plans to operate, variations in performance across competitors, changes in laws and regulations affecting Embark’s business and changes in the combined capital structure; (12) the possibility that Embark or Northern Genesis II may be adversely affected by other economic, business, and/or competitive factors; (13) the impact of the global COVID-19 pandemic; and (14) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by Embark and Northern Genesis II with the SEC, including those discussed in Northern Genesis II’s Annual Report Form 10-K for the fiscal year ended December 31, 2020 (“Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and those that are expected to be included in the Registration Statement on Form S-4 and proxy statement/prospectus discussed below and other documents filed by Northern Genesis II from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Embark and Northern Genesis II caution that the foregoing list of factors is not exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Embark and Northern Genesis II undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information About the Business Combination and Where to Find It

The proposed transactions will be submitted to stockholders of Northern Genesis II for their consideration. Northern Genesis II intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Northern Genesis II’s stockholders in connection with Northern Genesis II’s solicitation for proxies for the vote by Northern Genesis II’s stockholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Embark’s shareholders in connection with the completion of the proposed merger. After the Registration Statement has been filed and declared effective, Northern Genesis II will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Northern Genesis II’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Northern Genesis II’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Northern Genesis II, Embark and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by Northern Genesis II, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Genesis II.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Northern Genesis II, Embark and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Northern Genesis II’s stockholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Northern Genesis II’s stockholders in connection with the proposed transactions will be set forth in Northern Genesis II’s proxy statement/prospectus when it is filed with the SEC. You can find more information about Northern Genesis II’s directors and executive officers in Northern Genesis II’s Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger, dated as of June 22, 2021, by and among Northern Genesis Acquisition Corp. II, NGAB Merger Sub Inc. and Embark Trucks Inc.
10.1	Sponsor Support Agreement, dated as of June 22, 2021, by and among Northern Genesis Acquisition Corp. II, Embark Trucks Inc. and the Sponsor.
10.2	Company Holders Support Agreement, dated as of June 22, 2021, by and among Northern Genesis Acquisition Corp. II, Embark Trucks Inc. and certain holders of Embark Trucks Inc. named therein.
10.3	Form of Subscription Agreement.
99.1	Press Release, dated June 23, 2021.
99.2	Conference Call Script.
99.3	Investor Presentation.

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 23, 2021

NORTHERN GENESIS ACQUISITION CORP. II

By:	/s/ Ian Robertson
Name:	Ian Robertson
Title:	Chief Executive Officer